SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ___________________

                                 Date of Report
                       (Date of earliest event reported)
                                April 30, 2003

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                     001-11460                   31-1103425
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
   of Incorporation or                                       Identification No.)
      Organization)

                               5966 La Place Court
                           Carlsbad, California 92008
               (Address of Principal Executive Offices) (Zip Code)


                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

                               ___________________

ITEM 7. EXHIBITS.

(c) The following exhibit is filed as part of this report:

    Exhibit
    Number   Description
    -------  -----------
     99.1    Press release issued by NTN Communications, Inc. on April 30, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

The following information is intended to be disclosed under "Item 12. Results of Operations and Financial Condition" and is furnished under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

On April 30, 2003, NTN Communications, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTN COMMUNICATIONS, INC.

                                    By:      /s/ James B. Frakes
                                        ------------------------------
                                                James B. Frakes
                                             Chief Financial Officer

Date:  April 30, 2003

                                 EXHIBIT INDEX

 Exhibit No.     Description
------------    -------------
   99.1         Press Release dated April 30, 2003.